SECURITIES AND EXCHANGE COMMISSION

UNITED STATES
Washington, DC 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 10, 2014

Body Central Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-34906	14-1972231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6225 Powers Avenue Jacksonville, FL	32217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (904) 737-0811

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 10, 2014, Body Central Corp. (the “Company”) filed a Current Report on Form 8-K that contained a slide presentation that was additionally posted on the Company’s website at that time (the “Original Slide Presentation”). A revised slide presentation has been posted to the Company’s website and is furnished herewith as Exhibit 99.1 (the “Revised Slide Presentation”). The Revised Slide Presentation supersedes and replaces in all respects the Original Slide Presentation.

In slide 19 of the Revised Slide Presentation, the “SG&A %” row has been deleted as this row was erroneously included in the Original Slide Presentation. This information previously included in the Original Slide Presentation regarding projected SG&A percentages for the fourth fiscal quarter of 2014 and for fiscal year 2015 was included by error, and does not represent the Company’s expectations as to such results for such periods. This previous information should not be relied upon as it was not intended to be, and is not to be considered as, guidance as to such matters. Other than the modification to slide 19 described in this paragraph, no other modifications to the Original Slide Presentation are reflected in the Revised Slide Presentation.

The Company may, from time to time, present and/or distribute the Revised Slide Presentation to the investment community and utilize it at various industry and other conferences. The Revised Slide Presentation has been posted to, and is accessible on, the Company’s website www.bodycentral.com, and is attached hereto as Exhibit 99.1.  The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 9.01:             Financial Statements and Exhibits.

(d) Exhibits

99.1	Revised Slide Presentation of Body Central Corp. dated December 10, 2014*

*Exhibit 99.1 is furnished as part of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.
(registrant)

December 10, 2014	By: /s/ Timothy J. Benson
Timothy J. Benson
Senior Vice President, Finance and Secretary